Exhibit 10.28

LETTER OF GUARANTEE

Letter of Guarantee No.: ******

       Date: 12 November, 2009

Gentlemen:

We hereby issue our irrevocable letter of guarantee number ****** in favour of EAST GULF SHIPHOLDING, INC (hereinafter called the "BUYER") for account of Hyundai Mipo Dockyard Co., Ltd., Ulsan, Korea (hereinafter called the "BUILDER") as follows in connection with the shipbuilding contract dated 11 th day of November, 2009 (hereinafter called "CONTRACT") made by and between the BUYER and the BUILDER for the construction of 36,000 DWT class Bulk Carrier having the BUILDER's Hull No. ****** (hereinafter called the "VESSEL").

If, in connection with the terms of the CONTRACT, the BUYER shall become entitled to a refund of the installment payments of the CONTRACT PRICE (as defined in Article X.2 of the CONTRACT — "First Installment" through "Fifth Installment") made to the BUILDER prior to the delivery of the VESSEL, we hereby irrevocably guarantee, as primary obligor and not as a surety only, the repayment of the same to the BUYER within thirty (30) days after demand not exceeding US$ ****** (Say U.S. Dollars ****** only) together with interest thereon at the rate of ****** per cent (******%) per annum from the date following the date of receipt by the BUILDER of the first installment payment of the contract price to the date of remittance by telegraphic transfer of such refund in relation to such instalment.

The amount of this Letter of Guarantee will be automatically increased upon the BUILDER's receipt of the respective instalment, not more than Four times, each time by the amount of instalment plus interest thereon as provided in the CONTRACT, but in any eventuality the amount of this guarantee shall not exceed the total sum of US$ ****** (Say U.S. Dollars ****** only) plus interest thereon at the rate of ****** per cent (******%) per annum from the date following the date of the BUILDER's receipt of each instalment to the date of remittance by telegraphic transfer of the refund in relation to such installment.

       The payment of this Letter of Guarantee shall be made against the BUYER's first written demand and signed statement certifying that the BUYER's demand for refund has been made in conformity with Article X of the CONTRACT and the BUILDER has failed to make the refund within thirty (30) days after the BUYER's demand. Refund shall be made to the BUYER by telegraphic transfer in United States Dollars.

       In case any refund is made to the BUYER by the BUILDER or by us under this Letter of Guarantee, our liability hereunder shall be automatically reduced by the amount of such refund.

It is hereby understood that payment of any interest provided herein is by way of liquidated damages due to cancellation of the CONTRACT and not by way of compensation for use of money.

Notwithstanding the provisions hereinabove, in the event that within thirty (30) days from the date of your demand from us referred to above, we receive notification from you or the BUILDER accompanied by written confirmation to the effect that BUYER's claim to cancel the CONTRACT or BUYER's claim for refundment thereunder has been disputed and referred to arbitration in accordance with the provisions of the CONTRACT, we shall under this Letter of Guarantee, refund to you the sum adjudged to be due to you from the BUILDER pursuant to the award made under such arbitration immediately upon receipt from you of a demand for the sums so adjudged and a copy of the award.

This letter of guarantee shall become null and void upon receipt by the BUYER of the sum guaranteed hereby or upon acceptance by the BUYER of the delivery of the VESSEL in accordance with the terms of the CONTRACT and, in either case, this letter of guarantee shall be returned to us.

All payments under this Letter of Guarantee will be made to you without any withholding, deduction, set-off or counterclaim of whatsoever nature, and in the event that any applicable law, other than the laws of USA, requires us to make any such withholding, deduction, set-off or counterclaim we will pay to you such gross amounts as will result in your receiving after such withholding, deduction, set-off or counterclaim the full amount claimed by you in your demand for repayment from us.

This Letter of Guarantee shall not be affected by any time or indulgence granted to the BUILDER by the BUYER, by (i) any alteration in the terms and conditions of the CONTRACT, (ii) by any failure, defect, illegality or unenforceability of the CONTRACT, any of its terms and conditions or any of the BUILDER's obligations thereunder or (iii) by the insolvency of the BUILDER.

This letter of guarantee is assignable and valid from the date of this letter of guarantee until such time as the VESSEL is delivered by the BUILDER to the BUYER in accordance with the provisions of the CONTRACT.

Any demand under this Letter of Guarantee shall be made in writing and be sent by fax or delivered by courier to us as follows:

                    Address: ******

       Any notices shall be sent to us by fax at the number specified above or delivered by courier to the address specified above.

This guarantee shall be governed by and construed in accordance with the laws of England and the undersigned hereby submits to the non-exclusive jurisdiction of the courts of England.

Very truly yours,

for and on behalf of
           ******

By: _/s/******________________                                                                                     By:_/s/******________________
Name:           ******                                                                Name: ******
Title:           ******                                                                Title:   ******